Exhibit 10.31



                      FIRST AMENDMENT AND LIMITED WAIVER TO
                         RECEIVABLES PURCHASE AGREEMENT

                  This First Amendment and Limited Waiver to Receivables Purchase Agreement (this "Amendment") is entered into as of December 31, 2000, by and among Interface Securitization Corporation, a Delaware corporation ("Seller"), Interface, Inc., a Georgia corporation ("Interface"), as initial Servicer (the "Servicer" together with Seller, the "Seller Parties" and each a "Seller Party"), Jupiter Securiti zation Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS
                             ----------------------

                  Each of the parties hereto entered into a certain Receivables Purchase Agreement, dated as of December 19, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

                  Interface Americas, Inc. ("Interface Americas") desires to become a party to the Transfer Agreement as an Original Seller as of the date hereof upon the terms and conditions set forth therein and herein.

                  Prince Street Technologies, Ltd. and Bentley Mills, Inc. ("Bentley"), each an Original Seller under the Transfer Agreement, desire to merge, effective as of 11:59 p.m. on the date hereof, with Bentley being the surviving corporation (the "Merger").

                  Originator desires to enter into a certain First Amendment and Limited Waiver to Receivables Transfer Agreement of even date herewith (the "Transfer Agreement Amendment") in order to permit the Merger and the addition of Interface Americas as an Original Seller.

                  Buyer desires to enter into a certain Limited Waiver to Receivables Sale Agreement of even date herewith (the "Sale Agreement Limited Waiver") in order to permit the Merger and the addition of Interface Americas as an Original Seller.



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                  Under the terms of the Purchase Agreement,  the consent of the
Agent and each Purchaser (collectively, the "Consenting Parties") is required in order for Originator to enter into the Transfer Agreement Amendment, which consent the Originator has requested, and for the Seller to enter into the Sale Agreement Limited Waiver, which consent the Seller has requested.

                  In addition, each of the parties hereto now desires to amend the Purchase Agreement in connection with the foregoing, subject to the terms and conditions hereof, as more particularly described herein.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Consent. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, the Consenting Parties hereby consent to the Originator's execution and delivery of the Transfer Agreement Amendment and the performance of its obligations thereunder and the Seller's execution and delivery of the Sale Agreement Limited Waiver and the performance of its obligations thereunder.

                  2. The Merger. Upon the effectiveness of the Merger and this Amendment, the Purchase Agreement shall be deemed amended by the deletion of all references to Prince Street Technologies, Ltd. therefrom.

                  3. Limited Waiver. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, the Consenting Parties hereby waive any Amortization Event or Potential Amortization Event that may arise under Section 9.1(i) of the Purchase Agreement as a result of Originator's waiver as set forth in Section 3 of the Transfer Agreement Amendment or Seller's waiver as set forth in Section 2 of the Sale Agreement Limited Waiver.

                  4. Amendment. The definition of "Original Sellers" is hereby amended to insert "Interface Americas, Inc." in its appropriate alphabetical order in the list of entities in such definition.





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                  5. Representations and Warranties.  Each of the Seller Parties
represents and warrants, as of the date hereof, that after giving effect to this Amend ment:

                  (a) all of the representations and warranties of such Seller Party contained in the Purchase Agreement and in each other document or certificate delivered in connection therewith (other than those that expressly speak only as of a different date) are true and correct; and

                  (b) no Amortization Event or Potential Amortization Event has occurred and is continuing.

                  6. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions prece dent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Officer's Certificate. Each of the Consenting Parties shall have received a certificate, in the form of Exhibit A hereto, of each of the Seller Parties certifying as to matters set forth in Sections 5(a) and (b) of this Amendment.

                  (c) Waivers and Amendments. The Agent shall have received duly executed copies of (i) all consents from and authorizations by any Persons and
(ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.

                  (d) UCC-3 Financing Statements. The Agent shall have received duly executed proper financing statements for all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in connection with this Amendment.

                  (e) Interface Americas. The Agent shall have received each of the documents set forth in Section 5(g) of the Transfer Agreement Amendment.

                  7. Effect of Amendments. (a) The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment,





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waiver or modification of any other term or condition of the Purchase  Agreement as amended hereby or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that each of the Consenting Parties may now have or may have in the future under or in connection with the Purchase Agreement as amended hereby or any other Transaction Document or any other instrument or agreement
referred  to  therein.   Each  reference  in  the  Purchase  Agreement  to  "the
Agreement,"  "herein,"  "hereof" and words of like import and each  reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase
Agreement  as  amended  hereby  and  all  terms,  conditions,   representations,
warranties, covenants and agreements set forth in the Purchase Agreement as amended hereby and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Each of the Seller Parties hereby jointly and severally agrees to pay all reasonable costs, fees and expenses in connection with the prepara tion, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the parties hereto).

                  (c)  This   Amendment   may  be  executed  in  any  number  of
counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (d) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdic tion, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      INTERFACE SECURITIZATION CORPORATION

                                      By:       s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   President, Treasurer and
                                                  Assistant Secretary

                                      INTERFACE, INC.


                                      By:       s/  Daniel T. Hendrix
                                         ---------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Executive Vice President, CFO,
                                                  Treasurer and Assistant
                                                  Secretary



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                                      JUPITER SECURITIZATION CORPORATION

                                      By:      /s/ Julie C. Benda
                                         ------------------------------------
                                         Name: Julie C. Benda
                                         Title:  Authorized Signatory

                                      BANK ONE, NA (MAIN OFFICE
                                      CHICAGO), as a Financial Institution and as Agent


                                      By:      /s/ Julie C. Benda
                                         ------------------------------------
                                         Name:    Julie C. Benda
                                         Title:   Vice President